Guarantees (Notes)	12 Months Ended
Sep. 30, 2016
Guarantees [Abstract]
GUARANTEES
GUARANTEES

Certain of the Company's subsidiaries at the business segment level have guaranteed the performance of third-parties and provided financial guarantees for uncompleted work and financial commitments. The terms of these guarantees vary with end dates ranging from the current fiscal year through the completion of such transactions and would typically be triggered in the event of nonperformance. Performance under the guarantees, if required, would not have a material effect on the Company's financial position, results of operations or cash flows.

The Company offers warranties to its customers depending upon the specific product and terms of the customer purchase agreement. A typical warranty program requires that the Company replace defective products within a specified time period from the date of sale. The Company records an estimate for future warranty-related costs based on actual historical return rates and other known factors. Based on analysis of return rates and other factors, the Company’s warranty provisions are adjusted as necessary. The Company monitors its warranty activity and adjusts its reserve estimates when it is probable that future warranty costs will be different than those estimates.

The Company’s product warranty liability for continuing operations is recorded in the consolidated statements of financial position in other current liabilities if the warranty is less than one year and in other noncurrent liabilities if the warranty extends longer than one year.

The changes in the carrying amount of the Company’s total product warranty liability for continuing operations, including extended warranties for which deferred revenue is recorded, for the fiscal years ended September 30, 2016 and 2015 were as follows (in millions):

	Year Ended September 30,
	2016	2015
Balance at beginning of period	$288	$299
Accruals for warranties issued during the period	314	274
Accruals from acquisitions and divestitures	83	—
Accruals related to pre-existing warranties (including changes in estimates)	(17)	(5)
Settlements made (in cash or in kind) during the period	(297)	(275)
Currency translation	3	(5)
Balance at end of period	$374	$288

As a result of the Tyco Merger in the fourth quarter of fiscal 2016, the Company recorded as part of the acquired liabilities of Tyco $290 million of post sale contingent tax indemnification liabilities within other noncurrent liabilities in the consolidated statements of financial position. The liabilities are recorded at fair value and relate to certain tax related matters borne by the buyer of previously divested subsidiaries of Tyco which Tyco has indemnified certain parties and the amounts are probable of being paid. Of the $290 million recorded as of September 30, 2016, $255 million is related to prior divested businesses and the remainder relates to Tyco’s tax sharing agreements from its 2007 and 2012 spin-off transactions. These are certain guarantees or indemnifications extended among Tyco, Medtronic, TE Connectivity, ADT and Pentair in accordance with the terms of the 2007 and 2012 separation and tax sharing agreements.